UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 10, 2024

Date of Report (Date of earliest event reported)

Axon Enterprise, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16391	86-0741227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17800 N. 85th St.

Scottsdale, Arizona 85255

(Address of principal executive offices, including zip code)

(480) 991-0797

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	AXON	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2024, Axon Enterprise, Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company’s shareholders approved an amendment and restatement of the Company 2022 Stock Incentive Plan (the “Amended Plan”), the Company 2024 eXponential Stock Plan (the “2024 Employee XSP”) and the CEO Performance Award (the “2024 CEO Performance Award”).  Please see Item 5.07 below for additional information. The Company’s Board of Directors (the “Board”) approved the Amended Plan on March 15, 2024 and the 2024 Employee XSP on October 14, 2023, in each case, subject to shareholder approval. The Compensation Committee of the Board approved and granted the 2024 CEO Performance Award to the Company’s founder and Chief Executive Officer, Patrick W. Smith, effective as of December 22, 2023, subject to shareholder approval.

The purpose of the Amended Plan is to make available an additional 2,231,811 shares of the Company’s common stock for grants of future equity incentive awards under the Amended Plan, ensuring that the Company will continue to have a sufficient supply of shares for ordinary course equity incentive grants.  No awards have been granted at this time under the Amended Plan to the Company’s executive officers who are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934 (the “Section 16 Officers”).

The 2024 Employee XSP provides for the grant of eXponential Stock Units (“XSUs”) to employee participants, including the Section 16 Officers. As of the date of this Current Report on Form 8-K, the following Section 16 Officers were granted XSU awards under the 2024 Employee XSP: (i) Joshua M. Isner (475,372 XSUs); (ii) Brittany Bagley (213,918 XSUs); (iii) Jeffrey C. Kunins (144,323 XSUs); and (iv) Cameron Brooks (110,667 XSUs). Such XSU grants became effective simultaneously with shareholder approval at the Annual Meeting.

Upon shareholder approval of the 2024 CEO Performance Award at the Annual Meeting, the 2024 CEO Performance Award was effectuated and Mr. Smith received a grant of 679,102 XSUs. For additional details with respect to Mr. Smith’s previously disclosed current compensatory arrangement, see the Company’s Current Report filed on Form 8-K, dated as of December 14, 2023.

A summary of each of the Amended Plan, the 2024 Employee XSP and the 2024 CEO Performance Award is contained, under the heading “Proposal No. 2 - Approval of the Axon Enterprise, Inc. Amended and Restated 2022 Stock Incentive Plan”, “Proposal No. 3 - Approval of the Axon Enterprise, Inc. 2024 eXponential Stock Plan” and “Proposal No. 4 - Approval of the 2024 CEO Performance Award”, respectively, in the Company’s Definitive Proxy Statement (the “Definitive Proxy Statement”) on Schedule 14A filed with the U.S. Securities and Exchange Commission (“SEC”) on March 29, 2024.

The foregoing descriptions of the Amended Plan, the 2024 Employee XSP and the 2024 CEO Performance Award do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Plan, the 2024 Employee XSP and the 2024 CEO Performance Award that are filed as Exhibit 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 10, 2024, the Company held its Annual Meeting. The total number of shares of the Company’s common stock, par value of $0.00001 per share, voted in person or by proxy at the Annual Meeting was 67,578,597 representing approximately 89.6% of the 75,463,324 shares outstanding as of the March 15, 2024 record date and entitled to vote at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each matter considered at the Annual Meeting is set out below. For more information regarding these matters, please refer to the Company’s Definitive Proxy Statement relating to the Annual Meeting, which was filed with the SEC on March 29, 2024.

Proposal No. 1 — Election of Directors

The following nominees were elected directors for a term of one year (and until their successors are elected and qualified) by the votes indicated below.

	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Erika Ayers Badan Adriane Brown Julie Cullivan Michael Garnreiter Caitlin Kalinowski Matthew R. McBrady Hadi Partovi Graham Smith Patrick W. Smith Jeri Williams	59,722,774 53,703,739 58,786,980 56,589,199 59,536,678 58,854,997 56,900,606 59,006,902 59,828,343 59,683,611	428,073 6,453,662 1,350,154 3,551,722 627,509 1,177,175 3,180,626 1,147,819 414,253 492,392	194,633 188,079 208,346 204,559 181,293 313,308 264,248 190,759 102,844 169,477	7,233,117 7,233,117 7,233,117 7,233,117 7,233,117 7,233,117 7,233,117 7,233,117 7,233,117 7,233,117

Proposal No. 2 — Approval of the Company’s Amended and Restated 2022 Stock Incentive Plan

The Company’s Amended and Restated 2022 Stock Incentive Plan was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
43,819,361	16,399,268	126,851	7,233,117

Proposal No. 3 — Approval of the Company’s 2024 eXponential Stock Plan

The Company’s 2024 eXponential Stock Plan was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
38,414,021	21,798,066	133,393	7,233,117

Proposal No. 4 — Approval of the Company’s 2024 CEO Performance Award

The Company’s 2024 CEO Performance Award was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
30,219,422	26,946,371	3,179,687	7,233,117

Proposal No. 5 — Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers ("Say-on-Pay")

The non-binding advisory vote to approve the compensation of the Company’s named executive officers was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
30,408,919	29,781,967	154,594	7,233,117

Proposal No. 6 — Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountant for fiscal year 2024 was approved by the votes indicated below. There were no broker non-votes on this proposal.

FOR	AGAINST	ABSTAIN
67,278,645	202,055	97,897

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Exhibit Description

10.1	Axon Enterprise, Inc. Amended and Restated 2022 Stock Incentive Plan, effective as of May 10, 2024 (incorporated by reference to the Definitive Proxy Statement, filed on March 29, 2024).
10.2	Axon Enterprise, Inc. eXponential Stock Plan, effective as of May 10, 2024 (incorporated by reference to the Definitive Proxy Statement, filed on March 29, 2024).
10.3	2024 CEO Performance Award, effective as of December 22, 2023 (incorporated by reference to the Definitive Proxy Statement, filed on March 29, 2024).

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2024	Axon Enterprise, Inc.

	By:	/s/ ISAIAH FIELDS
Isaiah Fields
Chief Legal Officer and Corporate Secretary